                                                                      EXHIBIT 29

                                  [CSIRO LOGO]

            CSIRO Petroleum Confidential Report No. 04-059 (Part II)

                                 SEPTEMBER 2004

                      THE GEOCHEMISTRY OF OIL SHOWS IN THE
                        MOOSE-2 WELL, EAST PAPUAN BASIN

                           PART II: APPENDICES D TO K

                        A Report to InterOil Corporation

                    M. Ahmed, S. C. George and R. A. Quezada

                        FOR FURTHER INFORMATION CONTACT:
                               Dr. Simon C. George
                                CSIRO Petroleum,
                  PO Box 136, North Ryde, NSW, Australia 1670
             Telephone: +61 2 9490 8718, Facsimile: +61 2 9490 8197
                          E-mail: Simon.George@csiro.au

                       THIS IS A CONFIDENTIAL REPORT FOR
                          RESTRICTED DISTRIBUTION ONLY

Copies to:     InterOil Corporation
               (4 hard copies, electronic copy)
               CSIRO authors
               Confidential CSIRO archives (2 hard copies, electronic copy)

                                   APPENDIX D

                    MOOSE-2 614.5 M (OIL SHOW IN CORE SAMPLE)

                       GAS AND MASS CHROMATOGRAMS AND PEAK
                                IDENTIFICATIONS

CSIRO Petroleum     InterOil: Moose-2, 614.5 m, oil show in core sample Page Di

                   [A: FID, EXTRACTABLE ORGANIC MATTER CHART]

                   [B: TIC, EXTRACTABLE ORGANIC MATTER CHART]

Figure D1: (a) Gas chromatogram (FID) and (b) total ion chromatogram (TIC) for the total extractable organic matter (EOM) from the oil show in core sample (Moose-2, 614.5 m), showing the distribution of total hydrocarbons. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane. UCM = undifferentiated complex mixture.

CSIRO Petroleum     InterOil: Moose-2, 614.5 m, oil show in core sample Page D1

Figure D2: Sample not fractionated.

CSIRO Petroleum     InterOil: Moose-2, 614.5 m, oil show in core sample Page D2

                                [N-ALKANES CHART]

                                    [CHART]

Figure D3: Partial m/z 85.10 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 614.5 m), showing the distribution of n-alkanes, methylalkanes and isoprenoids. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, iC13 = C13 isoprenoid, etc.



CSIRO Petroleum   InterOil: Moose-2, 614.5 m, oil show in core sample    Page D3

                              [ISOPRENOIDS CHART]

                                    [CHART]

                                    [CHART]

Figure D4: Partial m/z 113.13 and 125.13 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 614.5 m), showing the distribution of isoprenoids and (beta)- carotane. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, iC13 = C13 isoprenoid, etc.

CSIRO Petroleum     InterOil: Moose-2, 614.5 m, oil show in core sample Page D4

                          [N-ALKYLCYCLOHEXANES CHART]

                        [METHYLALKYLCYCLOHEXANES CHART]

Figure D5: Partial m/z 83.09 and 97.10 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 614.5 m), showing the distribution of (a) n-alkylcyclohexanes and (b) methylalkylcyclohexanes. Numbers refer to n-alkylcyclohexane and methylalkylcyclohexane chain length. Peaks marked with "x" are due to n-alkane interference.

CSIRO Petroleum     InterOil: Moose-2, 614.5 m, oil show in core sample Page D5

                         [BICYCLIC SESQUITERPANES CHART]

                               [DITERPANES CHART]

                   [TRICYCLIC AND TETRACYCLIC TERPANES CHART]

Figure D6: Partial m/z 123.12 and 191.18 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 614.5 m), showing the distribution of (a) C14 to C16 bicyclic sesquiterpanes, (b) diterpanes and (c) tricyclic/tetracyclic terpanes. 14b refers to C14 bicyclic sesquiterpanes, 19/3 refers to C19 tricyclic terpane, 24/4 refers to C24 tetracyclic terpane, and so on.



CSIRO Petroleum     InterOil: Moose-2, 614.5 m, oil show in core sample Page D6

                                 [HOPANES CHART]

                             [DEMETHYLHOPANES CHART]

                              [METHYLHOPANES CHART]

Figure D7: Partial m/z 191.18, 177.16 and 205.20 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 614.5 m), showing the distribution of
(a) hopanes, (b) demethylhopanes and (c) methylhopanes respectively. Hopane abbreviations are listed in Table A1.

CSIRO Petroleum     InterOil: Moose-2, 614.5 m, oil show in core sample Page D7

                        [STERANES AND DIASTERANES CHART]

                      [STERANES (ALPHA)(BETA)(BETA) CHART]

Figure D11: Partial m/z (a) 217.20 and (b) 218.20 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 614.5 m), showing the distribution of steranes and diasteranes. Sterane and diasterane abbreviations are listed in Table A2.

CSIRO Petroleum     InterOil: Moose-2, 614.5 m, oil show in core sample Page D11

                        [DIASTERANES (BETA)(ALPHA) CHART]

                             [METHYLSTERANES CHART]

Figure D12: Partial m/z (a) 259.24 and (b) 231.21 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 614.5 m), showing the distribution of diasteranes and methylsteranes. Sterane and diasterane abbreviations are listed in Table A2.

CSIRO Petroleum     InterOil: Moose-2, 614.5 m, oil show in core sample Page D12

                           [C(2) ALKYLBENZENES CHART]

                           [C(3) ALKYLBENZENES CHART]

                           [C(4) ALKYLBENZENES CHART]


Figure D16: Partial m/z 106.08, 120.09 and 134.11 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 614.5 m), showing the distribution of
(a) C(2) alkylbenzenes, (b) C(3) alkylbenzenes and (c) C(4) alkylbenzenes respectively. Peak abbreviations are listed in Table A3.



CSIRO Petroleum   InterOil: Moose-2, 614.5 m, oil show in core sample   Page D16

                              [NAPHTHALENE CHART]

                           [METHYLNAPHTHALENES CHART]

                         [C(2) ALKYLNAPHTHALENES CHART]

Figure D17: Partial m/z 128.06, 142.08 and 156.09 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 614.5 m), showing the distribution of
(a) naphthalene, (b) methylnaphthalenes and (c) ethylnaphthalenes and dimethylnaphthalenes respectively. Peak abbreviations are listed in Table A3.



CSIRO Petroleum   InterOil: Moose-2, 614.5 m, oil show in core sample   Page D17

                         [C(3) ALKYLNAPHTHALENES CHART]

                         [C(4) ALKYLNAPHTHALENES CHART]

                         [C(5) ALKYLNAPHTHALENES CHART]



Figure D18: Partial m/z 170.11, 184.13 and 198.14 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 614.5 m), showing the distribution of
(a) trimethylnaphthalenes, (b) tetramethylnaphthalenes and (c) pentamethylnaphthalenes respectively. Peak abbreviations are listed in Table A3.




CSIRO Petroleum   InterOil: Moose-2, 614.5 m, oil show in core sample   Page D18

                                    [CHART]

                                    [CHART]

                                    [CHART]

Figure D19: Partial m/z 197.13, 183.12 and 198.14 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 614.5 m), showing the distribution of
(a) iso-hexylmethylnaphthalene, and (b) and (c) cadalene.

CSIRO Petroleum     InterOil: Moose-2, 614.5 m, oil show in core sample Page D19

                              [PHENANTHRENE CHART]

                          [METHYLPHENANTHRENES CHART]

                        [C(2) ALKYLPHENANTHRENES CHART]

Figure D20: Partial m/z 178.08, 192.09 and 206.11 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 614.5 m), showing the distribution of
(a) phenanthrene, (b) methylphenanthrenes and (c) ethylphenanthrenes and dimethylphenanthrenes respectively. Peak abbreviations are listed in Table A3.

CSIRO Petroleum     InterOil: Moose-2, 614.5 m, oil show in core sample Page D20

                        [C(3) ALKYLPHENANTHRENES CHART]

                        [C(4) ALKYLPHENANTHRENES CHART]

Figure D21: Partial m/z 220.13 and 234.14 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 614.5 m), showing the distribution of (a) trimethylphenanthrenes and (b) retene and tetramethylphenanthrenes. Peak abbreviations are listed in Table A3.

CSIRO Petroleum     InterOil: Moose-2, 614.5 m, oil show in core sample Page D21

                                [BIPHENYL CHART]

            [METHYLBIPHENYLS, DIPHENYLMETHANE AND DIBENZOFURAN CHART]

             [C(2) ALKYLBIPHENYLS AND METHYLDIPHENYLMETHANES CHART]

Figure D22: Partial m/z 154.08, 168.09 and 182.07 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 614.5 m), showing the distribution of
(a) biphenyl, (b) methylbiphenyls, diphenylmethane and dibenzofuran, and (c) dimethylbiphenyls, ethylbiphenyls and methyldiphenylmethanes respectively. Peak abbreviations are listed in Table A3.

CSIRO Petroleum     InterOil: Moose-2, 614.5 m, oil show in core sample Page D22

                                [FLUORENE CHART]

                            [METHYLFLUORENES CHART]

                        [FLUORANTHENE AND PYRENE CHART]

                 [METHYLPYRENES AND METHYLFLUORANTHENES CHART]

Figure D23: Partial m/z 166.08, 180.09, 202.08 and 216.09 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 614.5 m), showing the distribution of (a) fluorene, (b) methylfluorenes, (c) fluoranthene and pyrene, and (d) methylfluoranthenes and methylpyrenes respectively. Peak abbreviations are listed in Table A3.

CSIRO Petroleum     InterOil: Moose-2, 614.5 m, oil show in core sample Page D23

                            [DIBENZOTHIOPHENE CHART]

                        [METHYLDIBENZOTHIOPHENES CHART]

                      [C(2) ALKYLDIBENZOTHIOPHENES CHART]

Figure D24: Partial m/z 184.03, 198.05 and 212.07 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 614.5 m), showing the distribution of
(a) dibenzo-thiophene, (b) methyldibenzothiophenes and (c) dimethyldibenzothiophenes and ethyldiben-zothiophenes respectively. Peak abbreviations are listed in Table A3.

CSIRO Petroleum     InterOil: Moose-2, 614.5 m, oil show in core sample Page D24

                                   APPENDIX E

                     MOOSE-2 634 M (OIL SHOW IN CORE SAMPLE)

                       GAS AND MASS CHROMATOGRAMS AND PEAK
                                 IDENTIFICATIONS

CSIRO Petroleum         InterOil: Moose-2, 634, m oil show in core sample       Page Ei

                   [A: FID, EXTRACTABLE ORGANIC MATTER CHART]

                   [B: TIC, EXTRACTABLE ORGANIC MATTER CHART]

Figure E1: (a) Gas chromatogram (FID) and (b) total ion chromatograms (TIC) for the total extractable organic matter from the oil show in core sample (Moose-2, 634 m), showing the distribution of total hydrocarbons. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, UCM = undifferentiated complex mixture.

CSIRO Petroleum         InterOil: Moose-2, 634 m, oil show in core sample       Page E1

                     [A: FID, ALIPHATIC HYDROCARBONS CHART]

                      [B: FID, AROMATIC HYDROCARBONS CHART]

Figure E2: Gas chromatograms (FID) of the oil show in core sample (Moose-2, 634 m), showing (a) the distribution of aliphatic hydrocarbons and (b) the distribution of aromatic hydrocarbons. UCM = undifferentiated complex mixture, other peak abbreviations are listed in Table A3.

CSIRO Petroleum         InterOil: Moose-2, 634 m, oil show in core sample       Page E2

                                [N-ALKANES CHART]

                                     [CHART]

Figure E3: Partial m/z 85.10 mass chromatograms of the aliphatic hydrocarbons from the oil show in core sample (Moose-2, 634 m), showing the distribution of n-alkanes, methylalkanes and isoprenoids. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, iC13 = C13 isoprenoid, etc.

CSIRO Petroleum         InterOil: Moose-2, 634 m, oil show in core sample       Page E3

                               [ISOPRENOIDS CHART]

                                     [CHART]

                                     [CHART]


Figure E4: Partial m/z 113.13 and 125.13 mass chromatograms of the aliphatic hydrocarbons from the oil show in core sample (Moose-2, 634 m), showing the distribution of isoprenoids and (Beta)-carotane. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, iC13 = C(13) isoprenoid, etc.



CSIRO Petroleum   InterOil: Moose-2, 634 m, oil show in core sample     Page E4

                           [N-ALKYLCYCLOHEXANES CHART]

                         [METHYLALKYLCYCLOHEXANES CHART]

Figure E5: Partial m/z 83.09 and 97.10 mass chromatograms of the aliphatic hydrocarbons from the oil show in core sample (Moose-2, 634 m), showing the distribution of (a) n-alkylcyclohexanes and (b) methylalkylcyclohexanes. Numbers refer to n-alkylcyclohexane and methylalkylcyclohexane chain length. Peaks marked with "x" are due to n-alkane interference.



CSIRO Petroleum   InterOil: Moose-2, 634 m, oil show in core sample     Page E5

                         [BICYCLIC SESQUITERPANES CHART]

                               [DITERPANES CHART]

                   [TRICYCLIC AND TETRACYCLIC TERPANES CHART]

Figure E6: Partial m/z 123.12 and 191.18 mass chromatograms of the aliphatic hydrocarbons from the oil show in core sample (Moose-2, 634 m), showing the distribution of (a) C(14) to C(16) bicyclic sesquiterpanes, (b) diterpanes and
(c) tricyclic/tetracyclic terpanes. 14b refers to C(14) bicyclic sesquiterpanes, 19/3 refers to C(19) tricyclic terpane, 24/4 refers to C(24) tetracyclic terpane, and so on.



CSIRO Petroleum    InterOil: Moose-2, 634 m, oil show in core sample    Page E6

                                 [HOPANES CHART]

                             [DEMETHYLHOPANES CHART]

                              [METHYLHOPANES CHART]

Figure E7: Partial m/z 191.18, 177.16 and 205.20 mass chromatograms of the aliphatic hydrocarbons from the oil show in core sample (Moose-2, 634 m), showing the distribution of (a) hopanes, (b) demethylhopanes and (c) methylhopanes respectively. Hopane abbreviations are listed in Table A1.

CSIRO Petroleum         InterOil: Moose-2, 634 m, oil show in core sample       Page E7

                              [C(27) HOPANES CHART]

                              [C(28) HOPANES CHART]

                              [C(29) HOPANES CHART]


Figure E8: Partial MRM chromatograms (m/z 370.4, 384.4, and 398.4 - 191.2) of the aliphatic hydrocarbons from the oil show in core sample (Moose-2, 634 m), showing the distribution of (a) C(27), (b) C(28) and (c) C(29) hopanes. Hopane abbreviations are listed in Table A1.



CSIRO Petroleum   InterOil: Moose-2, 634 m, oil show in core sample     Page E8

                               [C(30) HOPANES CHART]

                               [C(31) HOPANES CHART]

                               [C(32) HOPANES CHART]

Figure E9: Partial MRM chromatograms (m/z 412.4, 426.4, and 440.4 -- 191.2) of the aliphatic hydrocarbons from the oil show in core sample (Moose-2, 634 m), showing the distribution of (a) C(30), (b) C(31) and (c) C(32) hopanes. Hopane abbreviations are listed in Table A1.

CSIRO Petroleum         InterOil: Moose-2, 634 m, oil show in core sample       Page E9

                              [C(33) HOPANES CHART]

                              [C(34) HOPANES CHART]

                              [C(35) HOPANES CHART]

Figure E10: Partial MRM chromatograms (m/z 454.5, 468.5, and 482.5 -- 191.2) of the aliphatic hydrocarbons from the oil show in core sample (Moose-2, 634 m), showing the distribution of (a) C(33), (b) C(34) and (c) C(35) hopanes. Hopane abbreviations are listed in Table A1.

CSIRO Petroleum         InterOil: Moose-2, 634 m, oil show in core sample       Page E10

                        [STERANES AND DIASTERANES CHART]

                       [STERANES (Alpha Beta Beta) CHART]

Figure E11: Partial m/z (a) 217.20 and (b) 218.20 mass chromatograms of the aliphatic hydrocarbons from the oil show in core sample (Moose-2, 634 m), showing the distribution of steranes and diasteranes. Sterane and diasterane abbreviations are listed in Table A2.

CSIRO Petroleum         InterOil: Moose-2, 634 m, oil show in core sample       Page E11

                        [DIASTERANES (Beta Alpha) CHART]

                             [METHYLSTERANES CHART]

Figure E12: Partial m/z (a) 259.24 and (b) 231.21 mass chromatograms of the aliphatic hydrocarbons from the oil show in core sample (Moose-2, 634 m), showing the distribution of diasteranes and methylsteranes. Sterane and diasterane abbreviations are listed in Table A2.

CSIRO Petroleum         InterOil: Moose-2, 634 m, oil show in core sample       Page E12

                     [C(27) STERANES AND DIASTERANES CHART]

                     [C(28) STERANES AND DIASTERANES CHART]

                     [C(29) STERANES AND DIASTERANES CHART]

Figure E13: Partial MRM chromatograms (m/z 372.4, 386.4, and 400.4 -- 217.2) of the aliphatic hydrocarbons from the oil show in core sample (Moose-2, 634 m), showing the distribution of (a) C(27), (b) C(28) and (c) C(29) steranes and diasteranes. Sterane and diasterane abbreviations are listed in Table A2.

CSIRO Petroleum         InterOil: Moose-2, 634 m, oil show in core sample       Page E13

                     [C(26) STERANES AND DIASTERANES CHART]

         [C(30) STERANES AND DIASTERANES (24-N-PROPYLCHOLESTANES) CHART]

                          [C(30) METHYLSTERANES CHART]

Figure E14: Partial MRM chromatograms (m/z 358.4, 414.4 - 217.2; 414.4 - 231.2)
of the aliphatic hydrocarbons from the oil show in core sample (Moose-2, 634 m), showing the distribution of (a) C(26) and (b) C(30) steranes and diasteranes, and (c) C(30) methylsteranes. Sterane, diasterane and methylsterane abbreviations are listed in Table A2.

CSIRO Petroleum         InterOil: Moose-2, 634 m, oil show in core sample       Page E14

                                 [HOPANES CHART]

                        [STERANES AND DIASTERANES CHART]

Figure E15: Partial added MRM chromatograms of the aliphatic hydrocarbons from the oil show in core sample (Moose-2, 634 m), showing (a) the distribution of C(27) to C(35) hopanes (m/z 370.4 + 384.4 + 398.4 + 412.4 + 426.4 + 440.4 +
454.4 + 468.4 + 482.4 - 191.2), and (b) the distribution of C(27) to C(29)
steranes and diasteranes (m/z 372.4 + 386.4 + 400.4 - 217.2). Hopane abbreviations are listed in Table A1, sterane and diasterane abbreviations are listed in Table A2.

CSIRO Petroleum         InterOil: Moose-2, 634 m, oil show in core sample       Page E15

                           [C(2) ALKYLBENZENES CHART]

                           [C(3) ALKYLBENZENES CHART]

                           [C(4) ALKYLBENZENES CHART]

Figure E16: Partial m/z 106.08, 120.09 and 134.11 mass chromatograms of the aromatic hydrocarbons from the oil show in core sample (Moose-2, 634 m), showing the distribution of (a) C(2) alkylbenzenes, (b) C(3) alkylbenzenes and (c) C(4) alkylbenzenes respectively. Peak abbreviations are listed in Table A3.

CSIRO Petroleum          InterOil: Moose-2, 634 m, oil show in core sample      Page E16

                               [NAPHTHALENE CHART]

                           [METHYLNAPHTHALENES CHART]

                         [C(2) ALKYLNAPHTHALENES CHART]

Figure E17: Partial m/z 128.06, 142.08 and 156.09 mass chromatograms of the aromatic hydrocarbons from the oil show in core sample (Moose-2, 634 m), showing the distribution of (a) naphthalene, (b) methylnaphthalenes and (c) ethylnaphthalenes and dimethylnaphthalenes respectively. Peak abbreviations are listed in Table A3.

CSIRO Petroleum      InterOil: Moose-2, 634 m, oil show in core sample          Page E17

                         [C(3) ALKYLNAPHTHALENES CHART]

                         [C(4) ALKYLNAPHTHALENES CHART]

                         [C(5) ALKYLNAPHTHALENES CHART]

Figure E18: Partial m/z 170.11, 184.13 and 198.14 mass chromatograms of the aromatic hydrocarbons from the oil show in core sample (Moose-2, 634 m), showing the distribution of (a) trimethylnaphthalenes, (b) tetramethylnaphthalenes and
(c) pentamethylnaphthalenes respectively. Peak abbreviations are listed in Table A3.

CSIRO Petroleum      InterOil: Moose-2, 634 m, oil show in core sample          Page E18

                                     [CHART]

                                     [CHART]

                                     [CHART]

Figure E19: Partial m/z 197.13, 183.12 and 198.14 mass chromatograms of the aromatic hydrocarbons from the oil show in core sample (Moose-2, 634 m), showing the distribution of (a) iso-hexylmethylnaphthalene, and (b) and (c) cadalene.

CSIRO Petroleum      InterOil: Moose-2, 634 m, oil show in core sample          Page E19

                              [PHENANTHRENE CHART]

                           [METHYLPHENANTHRENES CHART]

                         [C(2) ALKYLPHENANTHRENES CHART]

Figure E20: Partial m/z 178.08, 192.09 and 206.11 mass chromatograms of the aromatic hydrocarbons from the oil show in core sample (Moose-2, 634 m), showing the distribution of (a) phenanthrene, (b) methylphenanthrenes and (c) ethylphenanthrenes and dimethylphenanthrenes respectively. Peak abbreviations are listed in Table A3.

CSIRO Petroleum      InterOil: Moose-2, 634 m, oil show in core sample          Page E20

                         [C(3) ALKYLPHENANTHRENES CHART]

                         [C(4) ALKYLPHENANTHRENES CHART]

Figure E21: Partial m/z 220.13 and 234.14 mass chromatograms of the aromatic hydrocarbons from the oil show in core sample (Moose-2, 634 m), showing the distribution of (a) trimethylphenanthrenes and (b) retene and tetramethylphenanthrenes. Peak abbreviations are listed in Table A3.

CSIRO Petroleum      InterOil: Moose-2, 634 m, oil show in core sample          Page E21

                                [BIPHENYL CHART]

            [METHYLBIPHENYLS, DIPHENYLMETHANE AND DIBENZOFURAN CHART]

             [C(2) ALKYLBIPHENYLS AND METHYLDIPHENYLMETHANES CHART]

Figure E22: Partial m/z 154.08, 168.09 and 182.07 mass chromatograms of the aromatic hydrocarbons from the oil show in core sample (Moose-2, 634 m), showing the distribution of (a) biphenyl, (b) methylbiphenyls, diphenylmethane and dibenzofuran, and (c) dimethylbiphenyls, ethylbiphenyls and methyldiphenylmethanes respectively. Peak abbreviations are listed in Table A3.

CSIRO Petroleum      InterOil: Moose-2, 634 m, oil show in core sample          Page E22

                                [FLUORENE CHART]

                             [METHYLFLUORENES CHART]

                         [FLUORANTHENE AND PYRENE CHART]

                  [METHYLPYRENES AND METHYLFLUORANTHENES CHART]

Figure E23: Partial m/z 166.08, 180.09, 202.08 and 216.09 mass chromatograms of the aromatic hydrocarbons from the oil show in core sample (Moose-2, 634 m), showing the distribution of (a) fluorene, (b) methylfluorenes, (c) fluoranthene and pyrene, and (d) methylfluoranthenes and methylpyrenes respectively. Peak abbreviations are listed in Table A3.

CSIRO Petroleum      InterOil: Moose-2, 634 m, oil show in core sample          Page E23

                            [DIBENZOTHIOPHENE CHART]

                         [METHYLDIBENZOTHIOPHENES CHART]

                       [C(2) ALKYLDIBENZOTHIOPHENES CHART]

Figure E24: Partial m/z 184.03, 198.05 and 212.07 mass chromatograms of the aromatic hydrocarbons from the oil show in core sample (Moose-2, 634 m), showing the distribution of (a) dibenzothiophene, (b) methyldibenzothiophenes and (c) dimethyldibenzothiophenes and ethyldibenzothiophenes respectively. Peak abbreviations are listed in Table A3.

CSIRO Petroleum      InterOil: Moose-2, 634 m, oil show in core sample          Page E24

                                   APPENDIX F

                   MOOSE-2 660.19 M (OIL SHOW IN CORE SAMPLE)

                       GAS AND MASS CHROMATOGRAMS AND PEAK
                                 IDENTIFICATIONS

CSIRO Petroleum        InterOil: Moose-2, 660.19, m oil show in core sample     Page Fi

                   [A: FID, EXTRACTABLE ORGANIC MATTER CHART]

                   [B: TIC, EXTRACTABLE ORGANIC MATTER CHART]

Figure F1: (a) Gas chromatogram (FID) and (b) total ion chromatograms (TIC) for the total extractable organic matter (EOM) from the oil show in core sample (Moose-2, 660.19 m), showing the distribution of total hydrocarbons. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, UCM = undifferentiated complex mixture.

CSIRO Petroleum      InterOil: Moose-2, 660.19 m, oil show in core sample       Page F1

Figure F2: Sample not fractionated

CSIRO Petroleum      InterOil: Moose-2, 660.19 m, oil show in core sample       Page F2

                                [N-ALKANES CHART]

                                     [CHART]

Figure F3: Partial m/z 85.10 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 660.19 m), showing the distribution of n-alkanes, methylalkanes and isoprenoids. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, iC13 = C(13) isoprenoid, etc.

CSIRO Petroleum      InterOil: Moose-2, 660.19 m, oil show in core sample      Page F3

                               [ISOPRENOIDS CHART]

                               [M/Z 113.13 CHART]

                               [M/Z 125.13 CHART]

Figure F4: Partial m/z 113.13 and 125.13 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 660.19 m), showing the distribution of isoprenoids and (beta)- carotane. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, iC13 = C(13) isoprenoid, etc.

CSIRO Petroleum      InterOil: Moose-2, 660.19 m, oil show in core sample       Page F4

                           [N-ALKYLCYCLOHEXANES CHART]

                         [METHYLALKYLCYCLOHEXANES CHART]

Figure F5: Partial m/z 83.09 and 97.10 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 660.19 m), showing the distribution of (a) n-alkylcyclohexanes and (b) methylalkylcyclohexanes. Numbers refer to n-alkylcyclohexane and methylalkylcyclohexane chain length. Peaks marked with "x" are due to n-alkane interference.

CSIRO Petroleum         InterOil: Moose-2, 660.19 m, oil show in core sample    Page F5

                         [BICYCLIC SESQUITERPANES CHART]

                               [DITERPANES CHART]

                   [TRICYCLIC AND TETRACYCLIC TERPANES CHART]

Figure F6: Partial m/z 123.12 and 191.18 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 660.19 m), showing the distribution of (a) C(14) to C(16) bicyclic sesquiterpanes, (b) diterpanes and (c) tricyclic/tetracyclic terpanes. 14b refers to C(14) bicyclic sesquiterpanes, 19/3 refers to C(19) tricyclic terpane, 24/4 refers to C(24) tetracyclic terpane, and so on.

CSIRO Petroleum      InterOil: Moose-2, 660.19 m, oil show in core sample       Page F6

                                 [HOPANES CHART]

                             [DEMETHYLHOPANES CHART]

                              [METHYLHOPANES CHART]

Figure F7: Partial m/z 191.18, 177.16 and 205.20 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 660.19 m), showing the distribution of (a) hopanes, (b) demethylhopanes and (c) methylhopanes respectively. Hopane abbreviations are listed in Table A1.

CSIRO Petroleum      InterOil: Moose-2, 660.19 m, oil show in core sample       Page F7

                                   APPENDIX G

                   MOOSE-2 671.95 M (OIL SHOW IN CORE SAMPLE)

                       GAS AND MASS CHROMATOGRAMS AND PEAK
                                 IDENTIFICATIONS

CSIRO Petroleum        InterOil: Moose-2, 671.95 m, oil show in core sample     Page Gi

                   [A: FID, EXTRACTABLE ORGANIC MATTER CHART]

                   [B: TIC, EXTRACTABLE ORGANIC MATTER CHART]

Figure G1: (a) Gas chromatogram (FID) and (b) total ion chromatograms (TIC) for the total extractable organic matter (EOM) from the oil show in core sample (Moose-2, 671.95 m), showing the distribution of total hydrocarbons. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, UCM = undifferentiated complex mixture.

CSIRO Petroleum      InterOil: Moose-2, 671.95 m, oil show in core sample       Page G1

Figure G2: Sample not fractionated

CSIRO Petroleum      InterOil: Moose-2, 671.95 m, oil show in core sample       Page G2

                           [N-ALKANES M/Z 85.1 CHART]

                                [M/Z 85.1 CHART]

Figure G3: Partial m/z 85.10 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 671.95 m), showing the distribution of n-alkanes, methylalkanes and isoprenoids. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, iC13 = C13 isoprenoid, etc.

CSIRO Petroleum      InterOil: Moose-2, 671.95 m, oil show in core sample       Page G3

                         [ISOPRENOIDS M/Z 113.13 CHART]

                               [M/Z 113.13 CHART]

                               [M/Z 125.13 CHART]

Figure G4: Partial m/z 113.13 and 125.13 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 671.95 m), showing the distribution of isoprenoids and (beta)-carotane. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, iC13 = C13 isoprenoid, etc.

CSIRO Petroleum      InterOil: Moose-2, 671.95 m, oil show in core sample       Page G4

                    [A: M/Z 83.09 N-ALKYLCYCLOHEXANES CHART]

                  [B: M/Z 97.10 METHYLALKYLCYCLOHEXANES CHART]

Figure G5: Partial m/z 83.09 and 97.10 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 671.95 m), showing the distribution of (a) n-alkylcyclohexanes and (b) methylalkylcyclohexanes. Numbers refer to n-alkylcyclohexane and methylalkylcyclohexane chain length. Peaks marked with "x" are due to n-alkane interference.

CSIRO Petroleum         InterOil: Moose-2, 671.95 m, oil show in core sample    Page G5

                         [BICYCLIC SESQUITERPANES CHART]

                               [DITERPANES CHART]

                   [TRICYCLIC AND TETRACYCLIC TERPANES CHART]

Figure G6: Partial m/z 123.12 and 191.18 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 671.95 m), showing the distribution of (a) C(14) to C(16) bicyclic sesquiterpanes, (b) diterpanes and (c) tricyclic/tetracyclic terpanes. 14b refers to C(14) bicyclic sesquiterpanes, 19/3 refers to C(19) tricyclic terpane, 24/4 refers to C(24) tetracyclic terpane, and so on.

CSIRO Petroleum      InterOil: Moose-2, 671.95 m, oil show in core sample       Page G6

                                 [HOPANES CHART]

                             [DEMETHYLHOPANES CHART]

                              [METHYLHOPANES CHART]

Figure G7: Partial m/z 191.18, 177.16 and 205.20 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 671.95 m), showing the distribution of (a) hopanes, (b) demethylhopanes and (c) methylhopanes respectively. Hopane abbreviations are listed in Table A1.

CSIRO Petroleum      InterOil: Moose-2, 671.95 m, oil show in core sample       Page G7

                        [STERANES AND DIASTERANES CHART]

                     [STERANES (Alpha Beta Beta) CHART]

Figure G11: Partial m/z (a) 217.20 and (b) 218.20 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 671.95 m), showing the distribution of steranes and diasteranes. Sterane and diasterane abbreviations are listed in Table A2.

CSIRO Petroleum      InterOil: Moose-2, 671.95 m, oil show in core sample       Page G11

                       [DIASTERANES (Beta Alpha) CHART]

                             [METHYLSTERANES CHART]

Figure G12: Partial m/z (a) 259.24 and (b) 231.21 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 671.95 m), showing the distribution of diasteranes and methylsteranes. Sterane and diasterane abbreviations are listed in Table A2.

CSIRO Petroleum      InterOil: Moose-2, 671.95 m, oil show in core sample       Page G12

                           [C(2) ALKYLBENZENES CHART]

                           [C(3) ALKYLBENZENES CHART]

                           [C(4) ALKYLBENZENES CHART]

Figure G16: Partial m/z 106.08, 120.09 and 134.11 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 671.95 m), showing the distribution of (a) C(2) alkylbenzenes, (b) C(3) alkylbenzenes and (c) C(4) alkylbenzenes respectively. Peak abbreviations are listed in Table A3.

CSIRO Petroleum      InterOil: Moose-2, 671.95 m, oil show in core sample       Page G16

                               [NAPHTHALENE CHART]

                           [METHYLNAPHTHALENES CHART]

                         [C(2) ALKYLNAPHTHALENES CHART]

Figure G17: Partial m/z 128.06, 142.08 and 156.09 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 671.95 m), showing the distribution of (a) naphthalene, (b) methylnaphthalenes and (c) ethylnaphthalenes and dimethylnaphthalenes respectively. Peak abbreviations are listed in Table A3.

CSIRO Petroleum      InterOil: Moose-2, 671.95 m, oil show in core sample       Page G17

                         [C(3) ALKYLNAPHTHALENES CHART]

                         [C(4) ALKYLNAPHTHALENES CHART]

                         [C(5) ALKYLNAPHTHALENES CHART]

Figure G18: Partial m/z 170.11, 184.13 and 198.14 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 671.95 m), showing the distribution of (a) trimethylnaphthalenes, (b) tetramethylnaphthalenes and (c) pentamethylnaphthalenes respectively. Peak abbreviations are listed in Table A3.

CSIRO Petroleum      InterOil: Moose-2, 671.95 m, oil show in core sample       Page G18

                                     [CHART]

                                     [CHART]

                                     [CHART]

Figure G19: Partial m/z 197.13, 183.12 and 198.14 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 671.95 m), showing the distribution of (a) iso-hexylmethylnaphthalene, and (b) and (c) cadalene.

CSIRO Petroleum      InterOil: Moose-2, 671.95 m, oil show in core sample            Page G19

                              [PHENANTHRENE CHART]

                           [METHYLPHENANTHRENES CHART]

                         [C(2) ALKYLPHENANTHRENES CHART]

Figure G20: Partial m/z 178.08, 192.09 and 206.11 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 671.95 m), showing the distribution of (a) phenanthrene, (b) methylphenanthrenes and (c) ethylphenanthrenes and dimethylphenanthrenes respectively. Peak abbreviations are listed in Table A3.

CSIRO Petroleum      InterOil: Moose-2, 671.95 m, oil show in core sample       Page G20

                         [C(3) ALKYLPHENANTHRENES CHART]

                         [C(4) ALKYLPHENANTHRENES CHART]

Figure G21: Partial m/z 220.13 and 234.14 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 671.95 m), showing the distribution of (a) trimethylphenanthrenes and (b) retene and tetramethylphenanthrenes. Peak abbreviations are listed in Table A3.

CSIRO Petroleum      InterOil: Moose-2, 671.95 m, oil show in core sample       Page G21

                                [BIPHENYL CHART]

            [METHYLBIPHENYLS, DIPHENYLMETHANE AND DIBENZOFURAN CHART]

              [C2 ALKYLBIPHENYLS AND METHYLDIPHENYLMETHANES CHART]

Figure G22: Partial m/z 154.08, 168.09 and 182.07 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 671.95 m), showing the distribution of (a) biphenyl, (b) methylbiphenyls, diphenylmethane and dibenzofuran, and (c) dimethylbiphenyls, ethylbiphenyls and methyldiphenylmethanes respectively. Peak abbreviations are listed in Table A3.

CSIRO Petroleum      InterOil: Moose-2, 671.95 m, oil show in core sample       Page G22

                                [FLUORENE CHART]

                             [METHYLFLUORENES CHART]

                         [FLUORANTHENE AND PYRENE CHART]

                  [METHYLPYRENES AND METHYLFLUORANTHENES CHART]

Figure G23: Partial m/z 166.08, 180.09, 202.08 and 216.09 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 671.95 m), showing the distribution of (a) fluorene, (b) methylfluorenes, (c) fluoranthene and pyrene, and (d) methylfluoranthenes and methylpyrenes respectively. Peak abbreviations are listed in Table A3.

CSIRO Petroleum      InterOil: Moose-2, 671.95 m, oil show in core sample       Page G23

                            [DIBENZOTHIOPHENE CHART]

                         [METHYLDIBENZOTHIOPHENES CHART]

                       [C(2) ALKYLDIBENZOTHIOPHENES CHART]

Figure G24: Partial m/z 184.03, 198.05 and 212.07 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 671.95 m), showing the distribution of (a) dibenzothiophene, (b) methyldibenzothiophenes and (c) dimethyldibenzothiophenes and ethyldibenzothiophenes respectively. Peak abbreviations are listed in Table A3.

CSIRO Petroleum      InterOil: Moose-2, 671.95 m, oil show in core sample       Page G24

                                   APPENDIX H

                    MOOSE-2 746.5 M (OIL SHOW IN CORE SAMPLE)

                       GAS AND MASS CHROMATOGRAMS AND PEAK
                                 IDENTIFICATIONS

CSIRO Petroleum         InterOil: Moose-2, 746.5 m, oil show in core sample     Page Hi

                   [A: FID, EXTRACTABLE ORGANIC MATTER CHART]

                   [B: TIC, EXTRACTABLE ORGANIC MATTER CHART]

Figure H1: (a) Gas chromatogram (FID) and (b) total ion chromatograms (TIC) for the total extractable organic matter (EOM) from the oil show in core sample (Moose-2, 746.5 m), showing the distribution of total hydrocarbons. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, UCM = undifferentiated complex mixture.

CSIRO Petroleum      InterOil: Moose-2, 746.5 m, oil show in core sample        Page H1

Figure H2: Sample not fractionated

CSIRO Petroleum      InterOil: Moose-2, 746.5 m, oil show in core sample        Page H2

                                [N-ALKANES CHART]

                                     [CHART]

Figure H3: Partial m/z 85.10 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 746.5 m), showing the distribution of n-alkanes, methylalkanes and isoprenoids. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, iC13 = C(13) isoprenoid, etc.




CSIRO Petroleum  InterOil: Moose-2, 746.5 m, oil show in core sample     Page H3

                               [ISOPRENOIDS CHART]

                                     [CHART]

                                     [CHART]

Figure H4: Partial m/z 113.13 and 125.13 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 746.5 m), showing the distribution of isoprenoids and (beta)- carotane. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, iC13 = C(13) isoprenoid, etc.




CSIRO Petroleum   InterOil: Moose-2, 746.5 m, oil show in core sample    Page H4

                           [N-ALKYLCYCLOHEXANES CHART]

                         [METHYLALKYLCYCLOHEXANES CHART]

Figure H5: Partial m/z 83.09 and 97.10 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 746.5 m), showing the distribution of (a) n-alkylcyclohexanes and (b) methylalkylcyclohexanes. Numbers refer to n-alkylcyclohexane and methylalkylcyclohexane chain length. Peaks marked with "x" are due to n-alkane interference.

CSIRO Petroleum          InterOil: Moose-2, 746.5 m, oil show in core sample    Page H5

                         [BICYCLIC SESQUITERPANES CHART]

                               [DITERPANES CHART]

                   [TRICYCLIC AND TETRACYCLIC TERPANES CHART]

Figure H6: Partial m/z 123.12 and 191.18 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 746.5 m), showing the distribution of
(a) C(14) to C(16) bicyclic sesquiterpanes, (b) diterpanes and (c) tricyclic/ tetracyclic terpanes. 14b refers to C(14) bicyclic sesquiterpanes, 19/3 refers to C(19) tricyclic terpane, 24/4 refers to C(24) tetracyclic terpane, and so on.






CSIRO Petroleum   InterOil: Moose-2, 746.5 m, oil show in core sample    Page H6

                                 [HOPANES CHART]

                             [DEMETHYLHOPANES CHART]

                              [METHYLHOPANES CHART]

Figure H7: Partial m/z 191.18, 177.16 and 205.20 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 746.5 m), showing the distribution of
(a) hopanes, (b) demethylhopanes and (c) methylhopanes respectively. Hopane abbreviations are listed in Table A1.

CSIRO Petroleum      InterOil: Moose-2, 746.5 m, oil show in core sample        Page H7

                                   APPENDIX I

                   MOOSE-2 753.88 M (OIL SHOW IN CORE SAMPLE)

                       GAS AND MASS CHROMATOGRAMS AND PEAK
                                 IDENTIFICATIONS

CSIRO Petroleum         InterOil: Moose-2, 753.88 m, oil show in core sample    Page Ii

                   [A: FID, EXTRACTABLE ORGANIC MATTER CHART]

                   [B: TIC, EXTRACTABLE ORGANIC MATTER CHART]

Figure I1: (a) Gas chromatogram (FID) and (b) total ion chromatograms (TIC) for the total extractable organic matter from the oil show in core sample (Moose-2, 753.88 m), showing the distribution of total hydrocarbons. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, UCM = undifferentiated complex mixture.

CSIRO Petroleum      InterOil: Moose-2, 753.88 m, oil show in core sample       Page I1

                     [A: FID, ALIPHATIC HYDROCARBONS CHART]

                      [B: FID, AROMATIC HYDROCARBONS CHART]

Figure I2: Gas chromatograms (FID) of the oil show in core sample (Moose-2, 753.88 m), showing (a) the distribution of aliphatic hydrocarbons and (b) the distribution of aromatic hydrocarbons. UCM = undifferentiated complex mixture.

CSIRO Petroleum      InterOil: Moose-2, 753.88 m, oil show in core sample       Page I2

                                [N-ALKANES CHART]

                                     [CHART]

Figure I3: Partial m/z 85.10 mass chromatograms of the aliphatic hydrocarbons from the oil show in core sample (Moose-2, 753.88 m), showing the distribution of n-alkanes, methylalkanes and isoprenoids. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, iC13 = C13 isoprenoid, etc.

CSIRO Petroleum      InterOil: Moose-2, 753.88 m, oil show in core sample       Page I3

                               [ISOPRENOIDS CHART]

                               [m/z 113.13 CHART]

                                  [m/z 125.13]

Figure I4: Partial m/z 113.13 and 125.13 mass chromatograms of the aliphatic hydrocarbons from the oil show in core sample (Moose-2, 753.88 m), showing the distribution of isoprenoids and (Beta)-carotane. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, iC13 = C(13) isoprenoid, etc.

CSIRO Petroleum      InterOil: Moose-2, 753.88 m, oil show in core sample       Page I4

                           [n-ALKYLCYCLOHEXANES CHART]

                         [METHYLALKYLCYCLOHEXANES CHART]

Figure I5: Partial m/z 83.09 and 97.10 mass chromatograms of the aliphatic hydrocarbons from the oil show in core sample (Moose-2, 753.88 m), showing the distribution of (a) n-alkylcyclohexanes and (b) methylalkylcyclohexanes. Numbers refer to n-alkylcyclohexane and methylalkylcyclohexane chain length. Peaks marked with "x" are due to n-alkane interference.

CSIRO Petroleum      InterOil: Moose-2, 753.88 m, oil show in core sample       Page I5

                         [BICYCLIC SESQUITERPANES CHART]

                               [DITERPANES CHART]

                   [TRICYCLIC AND TETRACYCLIC TERPANES CHART]

Figure I6: Partial m/z 123.12 and 191.18 mass chromatograms of the aliphatic hydrocarbons from the oil show in core sample (Moose-2, 753.88 m), showing the distribution of (a) C(14) to C(16) bicyclic sesquiterpanes, (b) diterpanes and
(c) tricyclic/tetracyclic terpanes, 14b refers to C(14) bicyclic sesquiterpanes, 19/3 refers to C(19) tricyclic terpane, 24/4 refers to C(24) tetracyclic terpane, and so on.

CSIRO Petroleum      InterOil: Moose-2, 753.88 m, oil show in core sample       Page I6

                                 [HOPANES CHART]

                             [DEMETHYLHOPANES CHART]

                              [METHYLHOPANES CHART]

Figure I7: Partial m/z 191.18, 177.16 and 205.20 mass chromatograms of the aliphatic hydrocarbons from the oil show in core sample (Moose-2, 753.88 m), showing the distribution of (a) hopanes, (b) demethylhopanes and (c) methylhopanes respectively. Hopane abbreviations are listed in Table A1.

CSIRO Petroleum      InterOil: Moose-2, 753.88 m, oil show in core sample       Page I7

                              [C(27) HOPANES CHART]

                              [C(28) HOPANES CHART]

                              [C(29) HOPANES CHART]

Figure I8: Partial MRM chromatograms (m/z 370.4, 384.4, and 398.4 -> 191.2) of the aliphatic hydrocarbons from the oil show in core sample (Moose-2, 753.88 m), showing the distribution of (a) C(27), (b) C(28) and (c) C(29) hopanes. Hopane abbreviations are listed in Table A1.

CSIRO Petroleum      InterOil: Moose-2, 753.88 m, oil show in core sample       Page I8

                              [C(30) HOPANES CHART]

                              [C(31) HOPANES CHART]

                              [C(32) HOPANES CHART]

Figure I9: Partial MRM chromatograms (m/z 412.4, 426.4, and 440.4 (right arrow) 191.2) of the aliphatic hydrocarbons from the oil show in core sample (Moose-2,
753.88 m), showing the distribution of (a) C(30), (b) C(31) and (c) C(32) hopanes. Hopane abbreviations are listed in Table A1.



CSIRO Petroleum   InterOil: Moose-2, 753.88 m, oil show in core sample   Page I9

                              [C(33) HOPANES CHART]

                              [C(34) HOPANES CHART]

                              [C(35) HOPANES CHART]

Figure I10: Partial MRM chromatograms (m/z 454.5, 468.5, and 482.5 (right arrow) 191.2) of the aliphatic hydrocarbons from the oil show in core sample (Moose-2,
753.88 m), showing the distribution of (a) C(33), (b) C(34) and (c)
C(35) hopanes. Hopane abbreviations are listed in Table A1.




CSIRO Petroleum   InterOil: Moose-2, 753.88 m, oil show in core sample  Page I10

                        [STERANES AND DIASTERANES CHART]

                     [STERANES ((Alpha)(Beta)(Beta)) CHART]

Figure I11: Partial m/z (a) 217.20 and (b) 218.20 mass chromatograms of the aliphatic hydrocarbons from the oil show in core sample (Moose-2, 753.88 m), showing the distribution of steranes and diasteranes. Sterane and diasterane abbreviations are listed in Table A2.



CSIRO Petroleum   InterOil: Moose-2, 753.88 m, oil show in core sample  Page I11

                      [DIASTERANES ((Beta)(Alpha)) CHART]

                             [METHYLSTERANES CHART]

Figure I12: Partial m/z (a) 259.24 and (b) 231.21 mass chromatograms of the aliphatic hydrocarbons from the oil show in core sample (Moose-2, 753.88 m), showing the distribution of diasteranes and methylsteranes. Sterane and diasterane abbreviations are listed in Table A2.



CSIRO Petroleum   InterOil: Moose-2, 753.88 m, oil show in core sample  Page I12

                     [C(27) STERANES AND DIASTERANES CHART]

                     [C(28) STERANES AND DIASTERANES CHART]

                     [C(29) STERANES AND DIASTERANES CHART]

Figure I13: Partial MRM chromatograms (m/z 372.4, 386.4, and 400.4 (right arrow) 217.2) of the aliphatic hydrocarbons from the oil show in core sample (Moose-2,
753.88 m), showing the distribution of (a) C(27), (b) C(28) and (c) C(29) steranes and diasteranes. Sterane and diasterane abbreviations are listed in Table A2.




CSIRO Petroleum   InterOil: Moose-2, 753.88 m, oil show in core sample  Page I13

                     [C(26) STERANES AND DIASTERANES CHART]

        [C(30) STERANES AND DIASTERANES (24-N-PROPYLCHOLESTANES) CHART]

                          [C(30) METHYLSTERANES CHART]

Figure I14: Partial MRM chromatograms (m/z 358.4, 414.4 -> 217.2; 414.4 -> 231.2) of the aliphatic hydrocarbons from the oil show in core sample (Moose-2,
753.88 m), showing the distribution of (a) C(26) and (b) C(30) steranes and diasteranes, and (c) C(30) methylsteranes. Sterane, diasterane and methylsterane abbreviations are listed in Table A2.

CSIRO Petroleum      InterOil: Moose-2, 753.88 m, oil show in core sample       Page I14

                                [HOPANES CHART]

                        [STERANES AND DIASTERANES CHART]

Figure I15: Partial added MRM chromatograms of the aliphatic hydrocarbons from the oil show in core sample (Moose-2, 753.88 m), showing (a) the distribution of C(27) to C(35) hopanes (m/z 370.4 + 384.4 + 398.4 + 412.4 + 426.4 + 440.4 +
454.4 + 468.4 + 482.4 -> 191.2), and (b) the distribution of C(27) to C(29)
steranes and diasteranes (m/z 372.4 + 386.4 + 400.4 -> 217.2). Hopane abbreviations are listed in Table A1, sterane and diasterane abbreviations are listed in Table A2.

CSIRO Petroleum      InterOil: Moose-2, 753.88 m, oil show in core sample       Page I15

                           [C(2) ALKYLBENZENES CHART]

                           [C(3) ALKYLBENZENES CHART]

                           [C(4) ALKYLBENZENES CHART]

Figure I16: Partial m/z 106.08, 120.09 and 134.11 mass chromatograms of the aromatic hydrocarbons from the oil show in core sample (Moose-2, 753.88 m), showing the distribution of (a) C(2) alkylbenzenes, (b) C(3) alkylbenzenes and
(c) C(4) alkylbenzenes respectively. Peak abbreviations are listed in Table A3.

CSIRO Petroleum      InterOil: Moose-2, 753.88 m, oil show in core sample       Page I16

                              [NAPHTHALENE CHART]

                           [METHYLNAPHTHALENES CHART]

                         [C(2) ALKYLNAPHTHALENES CHART]

Figure I17: Partial m/z 128.06, 142.08 and 156.09 mass chromatograms of the aromatic hydrocarbons from the oil show in core sample (Moose-2, 753.88 m), showing the distribution of (a) naphthalene, (b) methylnaphthalenes and (c) ethylnaphthalenes and dimethylnaphthalenes respectively. Peak abbreviations are listed in Table A3.

CSIRO Petroleum      InterOil: Moose-2, 753.88 m, oil show in core sample       Page I17

                         [C(3) ALKYLNAPHTHALENES CHART]

                         [C(4) ALKYLNAPHTHALENES CHART]

                         [C(5) ALKYLNAPHTHALENES CHART]

Figure I18: Partial m/z 170.11, 184.13 and 198.14 mass chromatograms of the aromatic hydrocarbons from the oil show in core sample (Moose-2, 753.88 m), showing the distribution of (a) trimethylnaphthalenes, (b) tetramethylnaphthalenes and (c) pentamethylnaphthalenes respectively. Peak abbreviations are listed in Table A3.

CSIRO Petroleum      InterOil: Moose-2, 753.88 m, oil show in core sample       Page I18

                      [NO ISO-HEXYLMETHYLNAPHALENE CHART]

                              [NO CADALENE CHART]

                              [NO CADALENE CHART]

Figure I19: Partial m/z 197.13, 183.12 and 198.14 mass chromatograms of the aromatic hydrocarbons from the oil show in core sample (Moose-2, 753.88 m), showing the distribution of (a) iso-hexylmethylnaphthalene, and (b) and (c) cadalene.





CSIRO Petroleum  InterOil: Moose-2, 753.88 m, oil show in core sample   Page 119

                              [PHENANTHRENE CHART]

                          [METHYLPHENANTHRENES CHART]

                        [C(2) ALKYLPHENANTHRENES CHART]

Figure I20: Partial m/z 178.08, 192.09 and 206.11 mass chromatograms of the aromatic hydrocarbons from the oil show in core sample (Moose-2, 753.88 m), showing the distribution of (a) phenanthrene, (b) methylphenanthrenes and (c) ethylphenanthrenes and dimethylphenanthrenes respectively. Peak abbreviations are listed in Table A3.

CSIRO Petroleum      InterOil: Moose-2, 753.88 m, oil show in core sample       Page 120

                        [C(3) ALKYLPHENANTHRENES CHART]

                        [C(4) ALKYLPHENANTHRENES CHART]

Figure I21: Partial m/z 220.13 and 234.14 mass chromatograms of the aromatic hydrocarbons from the oil show in core sample (Moose-2, 753.88 m), showing the distribution of (a) trimethylphenanthrenes and (b) retene and tetramethylphenanthrenes. Peak abbreviations are listed in Table A3.

CSIRO Petroleum      InterOil: Moose-2, 753.88 m, oil show in core sample       Page 121

                                [BIPHENYL CHART]

           [METHYLBIPHENYLS, DIPHENYLMETHANE AND DIBENZOFURAN CHART]

             [C(2) ALKYLBIPHENYLS AND METHYLDIPHENYLMETHANES CHART]

Figure I22: Partial m/z 154.08, 168.09 and 182.07 mass chromatograms of the aromatic hydrocarbons from the oil show in core sample (Moose-2, 753.88 m), showing the distribution of (a) biphenyl, (b) methylbiphenyls, diphenylmethane and dibenzofuran, and (c) dimethylbiphenyls, ethylbiphenyls and methyldiphenylmethanes respectively. Peak abbreviations are listed in Table A3.

CSIRO Petroleum      InterOil: Moose-2, 753.88 m, oil show in core sample       Page 122

                                [FLUORENE CHART]

                            [METHYLFLUORENES CHART]

                        [FLUORANTHENE AND PYRENE CHART]

                 [METHYLPYRENES AND METHYLFLUORANTHENES CHART]

Figure I23: Partial m/z 166.08, 180.09, 202.08 and 216.09 mass chromatograms of the aromatic hydrocarbons from the oil show in core sample (Moose-2, 753.88 m), showing the distribution of (a) fluorene, (b) methylfluorenes, (c) fluoranthene and pyrene, and (d) methylfluoranthenes and methylpyrenes respectively. Peak abbreviations are listed in Table A3.

CSIRO Petroleum      InterOil: Moose-2, 753.88 m, oil show in core sample       Page 123

                            [DIBENZOTHIOPHENE CHART]

                        [METHYLDIBENZOTHIOPHENES CHART]

                      [C(2) ALKYLDIBENZOTHIOPHENES CHART]

Figure I24: Partial m/z 184.03, 198.05 and 212.07 mass chromatograms of the aromatic hydrocarbons from the oil show in core sample (Moose-2, 753.88 m), showing the distribution of (a) dibenzothiophene, (b) methyldibenzothiophenes and (c) dimethyldibenzothiophenes and ethyldibenzothiophenes respectively. Peak abbreviations are listed in Table A3.



CSIRO Petroleum   InterOil: Moose-2, 753.88 m, oil show in core sample  Page I24

                                   APPENDIX J

                   MOOSE-2 766.05 M (OIL SHOW IN CORE SAMPLE)

              GAS AND MASS CHROMATOGRAMS AND PEAK IDENTIFICATIONS

CSIRO Petroleum      InterOil: Moose-2, 766.05 m, oil show in core sample       Page Ji

                   [A: FID, EXTRACTABLE ORGANIC MATTER CHART]

                   [B: TIC, EXTRACTABLE ORGANIC MATTER CHART]

Figure J1: (a) Gas chromatogram (FID) and (b) total ion chromatograms (TIC) for the total extractable organic matter (EOM) from the oil show in core sample (Moose-2, 766.05 m), showing the distribution of total hydrocarbons. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, UCM = undifferentiated complex mixture.

CSIRO Petroleum      InterOil: Moose-2, 766.05 m, oil show in core sample       Page J1

Figure J2: Sample not fractionated

CSIRO Petroleum      InterOil: Moose-2, 766.05 m, oil show in core sample       Page J2

                               [N-ALKANES CHART]

                                    [CHART]

Figure J3: Partial m/z 85.10 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 766.05 m), showing the distribution of n-alkanes, methylalkanes and isoprenoids. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, iC13 = C(13) isoprenoid, etc.




CSIRO Petroleum   InterOil: Moose-2, 766.05 m, oil show in core sample   Page J3

                              [ISOPRENOIDS CHART]

                                    [CHART]

                                    [CHART]

Figure J4: Partial m/z 113.13 and 125.13 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 766.05 m), showing the distribution of isoprenoids and (beta)- carotane. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, iC13 = C(13) isoprenoid, etc.



CSIRO Petroleum   InterOil: Moose-2, 766.05 m, oil show in core sample   Page J4

                          [N-ALKYLCYCLOHEXANES CHART]

                        [METHYLALKYLCYCLOHEXANES CHART]

Figure J5: Partial m/z 83.09 and 97.10 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 766.05 m), showing the distribution of (a) n-alkylcyclohexanes and (b) methylalkylcyclohexanes. Numbers refer to n-alkylcyclohexane and methylalkylcyclohexane chain length. Peaks marked with "x" are due to n-alkane interference.

CSIRO Petroleum      InterOil: Moose-2, 766.05 m, oil show in core sample       Page J5

                        [BICYCLIC SESQUITERPANES CHART]

                               [DITERPANES CHART]

                   [TRICYCLIC AND TETRACYCLIC TERPANES CHART]

Figure J6: Partial m/z 123.12 and 191.18 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 766.05 m), showing the distribution of
(a) C(14) to C(16) bicyclic sesquiterpanes, (b) diterpanes and (c) tricyclic/ tetracyclic terpanes. 14b refers to C(14) bicyclic sesquiterpanes, 19/3 refers to C(19) tricyclic terpane, 24/4 refers to C(24) tetracyclic terpane, and so on.



CSIRO Petroleum   InterOil: Moose-2, 766.05 m, oil show in core sample   Page J6

                                [HOPANES CHART]

                            [DEMETHYLHOPANES CHART]

                             [METHYLHOPANES CHART]

Figure J7: Partial m/z 191.18, 177.16 and 205.20 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 766.05 m), showing the distribution of (a) hopanes, (b) demethylhopanes and (c) methylhopanes respectively. Hopane abbreviations are listed in Table A1.

CSIRO Petroleum      InterOil: Moose-2, 766.05 m, oil show in core sample       Page J7

                                   APPENDIX K

                    MOOSE-2 790.2 M (OIL SHOW IN CORE SAMPLE)

              GAS AND MASS CHROMATOGRAMS AND PEAK IDENTIFICATIONS

CSIRO Petroleum      InterOil: Moose-2, 790.2 m, oil show in core sample        Page Ki

                   [A: FID. EXTRACTABLE ORGANIC MATTER CHART]

                   [B: TIC. EXTRACTABLE ORGANIC MATTER CHART]

Figure K1: (a) Gas chromatogram (FID) and (b) total ion chromatograms (TIC) for the total extractable organic matter (EOM) from the oil show in core sample (Moose-2, 790.2 m), showing the distribution of total hydrocarbons. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, UCM = undifferentiated complex mixture.

CSIRO Petroleum      InterOil: Moose-2, 790.2 m, oil show in core sample        Page K1

Figure K2: Sample not fractionated

CSIRO Petroleum      InterOil: Moose-2, 790.2 m, oil show in core sample        Page K2

                               [N-ALKANES CHART]

                                    [CHART]

Figure K3: Partial m/z 85.10 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 790.2 m), showing the distribution of n-alkanes, methylalkanes and isoprenoids. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, iC13 = C13 isoprenoid, etc.

CSIRO Petroleum      InterOil: Moose-2, 790.2 m, oil show in core sample        Page K3

                              [ISOPRENOIDS CHART]

                                    [CHART[

                                    [CHART]

Figure K4: Partial m/z 113.13 and 125.13 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 790.2 m), showing the distribution of isoprenoids and (beta)- carotane. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, iC13 = C(13) isoprenoid, etc.

CSIRO Petroleum      InterOil: Moose-2, 790.2 m, oil show in core sample        Page K4

                          [N-ALKYLCYCLOHEXANES CHART]

                        [METHYLALKYLCYCLOHEXANES CHART]

Figure K5: Partial m/z 83.09 and 97.10 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 790.2 m), showing the distribution of (a) n-alkylcyclohexanes and (b) methylalkylcyclohexanes. Numbers refer to n-alkylcyclohexane and methylalkylcyclohexane chain length. Peaks marked with "x" are due to n-alkane interference.

CSIRO Petroleum      InterOil: Moose-2, 790.2 m, oil show in core sample        Page K5

                        [BICYCLIC SESQUITERPANES CHART]

                               [DITERPANES CHART]

                   [TRICYCLIC AND TETRACYCLIC TERPANES CHART]

Figure K6: Partial m/z 123.12 and 191.18 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 790.2 m), showing the distribution of (a) C14 to C(16) bicyclic sesquiterpanes, (b) diterpanes and (c) tricyclic/tetracyclic terpanes. 14b refers to C(14) bicyclic sesquiterpanes, 19/3 refers to C(19) tricyclic terpane, 24/4 refers to C(24) tetracyclic terpane, and so on.

CSIRO Petroleum      InterOil: Moose-2, 790.2 m, oil show in core sample        Page K6

                                [HOPANES CHART]

                            [DEMETHYLHOPANES CHART]

                             [METHYLHOPANES CHART]

Figure K7: Partial m/z 191.18, 177.16 and 205.20 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 790.2 m), showing the distribution of
(a) hopanes, (b) demethylhopanes and (c) methylhopanes respectively. Hopane abbreviations are listed in Table A1.

CSIRO Petroleum      InterOil: Moose-2, 790.2 m, oil show in core sample        Page K7

                        [STERANES AND DIASTERANES CHART]

                     [STERANES ((Alpha)(Beta)(Beta)) CHART]

Figure K11: Partial m/z (a) 217.20 and (b) 218.20 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 790.2 m), showing the distribution of steranes and diasteranes. Sterane and diasterane abbreviations are listed in Table A2.

CSIRO Petroleum      InterOil: Moose-2, 790.2 m, oil show in core sample        Page K11

                      [Diasteranes ((Beta)(Alpha)) CHART]

                             [METHYLSTERANES CHART]

Figure K12: Partial m/z (a) 259.24 and (b) 231.21 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 790.2 m), showing the distribution of diasteranes and methylsteranes. Sterane and diasterane abbreviations are listed in Table A2.

CSIRO Petroleum      InterOil: Moose-2, 790.2 m, oil show in core sample        Page K12

                              [PHENANTHRENE CHART]

                          [METHYLPHENANTHRENES CHART]

                        [C(2) ALKYLPHENANTHRENES CHART]


Figure K20: Partial m/z 178.08, 192.09 and 206.11 mass chromatograms of the EOM from the oil show in core sample (Moose-2, 790.2 m), showing the distribution of
(a) phenanthrene, (b) methylphenanthrenes and (c) ethylphenanthrenes and dimethylphenanthrenes respectively. Peak abbreviations are listed in Table A3.




CSIRO Petroleum   InterOil: Moose-2, 790.2 m, oil show in core sample   Page K20